FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
-------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

ADCPB BALANCE
Prior Month ADCPB                                                                                               85,794,661.74
Initial ADCPB                                                                                                   85,790,915.00
Current Month ADCPB (Before addition of New Property)                                                           84,832,141.62
Base Principal Amount (Prior - Current)                                                                            962,520.12
Add:  ADCPB of New Transferred Property                                                                            962,667.53
Ending ADCPB (Current + ADCPB of New Property)                                                                  85,794,809.15

CLASS A INTEREST SCHEDULE

              Prior Month Class A Principal Balance                                                             73,780,187.00
              Class A Certificate Rate                                                                                   6.85%
              One twelfth of Class A Certificate Rate                                                                    0.57%
              Class A Certificate Interest                                                                         421,161.90
              Prior Month Class A Overdue Interest                                                                       0.00

              Class A Interest Due                                                                                 421,161.90
              Class A Interest Paid                                                                                421,161.90

              Current Month Class A Overdue Interest                                                                     0.00

CLASS A PRINCIPAL SCHEDULE

              Prior Month Activities related to Collection Period Ended 1/1/97                                  73,780,187.00
              Class A Percentage                                                                                        86.00%
              Base Principal Amount                                                                                962,520.12
              Class A Base Principal Distribution Amount                                                                 0.00
              Prior Month Class A Overdue Principal                                                                      0.00
              Total A Note Principal Due                                                                                 0.00

              Class A Principal Paid                                                                                     0.00

              Class A Overdue Principal                                                                                  0.00
                                                                                                              ---------------

              Current Month Class A Principal Balance                                                           73,780,187.00


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA Ending Balance @ 12/31/96 and 1/1/97
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97


CLASS B-1 INTEREST SCHEDULE

              Prior Month Class B-1 Principal Balance                                                              3,431,637.00
              Class B-1 Certificate Rate                                                                                   7.63%
              One twelfth of Class B-1 Certificate Rate                                                                    0.64%
              Class B-1 Certificate Interest                                                                          21,819.49
              Prior Month Class B-1 Overdue Interest                                                                       0.00

              Class B-1 Interest Due                                                                                  21,819.49
              Class B-1 Interest Paid                                                                                 21,819.49

              Current Month Class B-1 Overdue Interest                                                                     0.00

CLASS B-1 PRINCIPAL SCHEDULE

              Prior Month Class B-1 Principal Balance                                                              3,431,637.00
              Class B-1 Percentage Ending Balance @ 12/31/96                                                               4.00%
              Base Principal Amount                                                                                  962,520.12
              Class B-1 Base Principal Distribution Amount                                                                 0.00
              Prior Month B-1 Overdue Principal                                                                            0.00
              Total B-1 Note Principal Due                                                                                 0.00
                                                                                                                           ----

              Class B-1 Principal Paid                                                                                     0.00


              Class B-1 Overdue Principal                                                                                  0.00

              Current Month Class B-1 Principal Balance                                                            3,431,637.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.  Ending Balance @ 12/31/96
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97


CLASS B-2 INTEREST SCHEDULE
              Prior Month Class B-2 Principal Balance                                                              3,431,637.00
              Class B-2 Certificate Rate                                                                                   8.17%
              One twelfth of Class B-2 Certificate Rate                                                                    0.68%
              Class B-2 Certificate Interest                                                                          23,363.73
              Prior Month Class B-2 Overdue Interest                                                                       0.00

              Class B-2 Interest Due                                                                                  23,363.73
              Class B-2 Interest Paid                                                                                 23,363.73

              Current Month Class B-2 Overdue Interest                                                                     0.00

CLASS B-2 PRINCIPAL SCHEDULE

              Prior Month Class B-2 Principal Balance                                                              3,431,637.00
              Class B-2 Percentage                                                                                         4.00%
              Base Principal Amount                                                                                  962,520.12
              Class B-2 Base Principal Distribution Amount                                                                 0.00
              Prior Month B-1 Overdue Principal                                                                            0.00
              Total B-1 Note Principal Due                                                                                 0.00

              Class B-2 Principal Paid                                                                                     0.00

              Class B-2 Overdue Principal                                                                                  0.00

              Current Month Class B-2 Principal Balance                                                            3,431,637.00


FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97


SERVICING FEE SCHEDULE
              Prior Month ADCPB                                                   85,794,662
              Servicer Fee Rate                                                       0.5000%
              One-twelfth                                                             0.0417%
              Servicer Fee                                                         35,747.78

              Prior Servicer Fee Arrearage                                              0.00
              Servicer Fee Due                                                     35,747.78

              Servicer Fee Paid                                                    35,747.78

              Current Servicing Fee Arrearage                                           0.00

BACK-UP SERVICING FEE SCHEDULE

              Prior Month ADCPB                                                   85,794,662
              Back-Up Servicer Fee Rate                                               0.0130%
              One-twelfth                                                             0.0011%
              Back-up Servicer Fee                                                    929.44

              Prior Back-Up Servicer Fee Arrearage                                      0.00
              Total Back-Up Servicer Fee Due                                          929.44

              Back-Up Servicer Fee Paid                                               929.44

              Current Back-Up Servicing Fee Arrearage                                   0.00


TRUSTEE FEE SCHEDULE

              Trustee Fee                                                             291.67
              Trustee Fee Rate                                                        0.0100%

              Prior Trustee Fee Arrearage                                               0.00
              Total Trustee Fee Due                                                   291.67

              Trustee Fee Paid                                                        291.67

              Current Trustee Fee Arrearage                                             0.00


CERTIFICATE PREMIUM SCHEDULE

              Class A Certificate Principal Balance                            73,780,187.00
              Monthly Premium Rate                                                    0.0208%
              Prior Premium Arrearage                                                   0.00
              Premium Amount Due                                                   15,371.00

              Premium Amount Paid                                                  15,371.00

              Current Premium Arrearage                                                 0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

Early Amortization Events

          (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

          (b) Default in the performance, or breach, of the any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section 10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

          (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

          (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

          (e) Judgments or orders in respect of money (other than such judgements or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

          (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, or if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

          (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

          (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01
              (h)]

          (i) A Delinquency Trigger Event has occurred and is continuing; or

          (j) An Event of Servicing Termination has been declared; or [10.01
              (j)]

          (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

RESTRICTING EVENT CALCULATIONS

     (a)      Event of Servicer Termination (Yes/No)                No
                                                              --------------

     (b)      Certificate Insurer makes an Insured Payment          No
                                                              --------------

     (a)      Gross Charge-Off Event (Yes/No)                       No
                                                              --------------

     (b)      Delinquency Trigger Event                             No
                                                              --------------

Events of Servicer Termination

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, As to which the remedy is set forth in section 11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii) Any failure by the Servicer to submit a Monthly Statement pursuant to Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
          (a)(iii)]

(iv) The Servicer shall consent to the appointment of a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01
          (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)].

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property,or sequestering any substantial part of its property, and any such order, judgement or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against he Servicer in a proceeding under applicable bankruptcy laws or their insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01(a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) for so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
 -------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR ENDING BALANCE 1/1/97


GROSS CHARGE-OFFS (> = 160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                                                    Gross                                  Gross                        Monthly
                                                   Defaults       Recoveries            Charge-Offs      ADCPB        Charge-Offs
                                                   --------       ----------            -----------      -----        -----------
                         2 months prior             140,393          140,393                      0    84,082,027            0.00%
                         1 month prior              284,791          284,791                      0    83,828,578            0.00%
                         Current                    336,294          336,294                      0    83,526,023            0.00%


                                               Gross Charge-Off Ratio:                                                       0.00%
                                               Maximum Charge-Off Ratio:                                                     2.50%

           Ending Balance @ 12/31/96
30+ DELINQUENCIES
                                                                                                         Monthly
                                               Delinquencies        ADCPB                             Delinquencies
                                               -------------     -----------                         ---------------
                         2 months prior           3,996,394       84,082,027                                    4.75%
                         1 month prior            4,233,943       83,828,578                                    5.05%
                         Current month            4,325,063       83,526,023                                    5.18%

                                               Delinquency Ratio:                                               4.99%
                                               Maximum Delinquency Ratio:                                       6.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

        (a) Gross Defaults (> = 180)                               No
                                                              --------------

        (b) Issuer Delinquency Trigger Ratio                       No
                                                              --------------


GROSS DEFAULTS (> = 180)

                                                                    Monthly
                             Gross Default       ADCPB            Charge-Offs
                             -------------       -----            -----------
        Current                          0       83,526,023             0.00%


             i A             Subordinated Percentage                   10.00%
               B             WAL of Remaining Leases                    2.10
            ii               Two
                             Ratio (i/ii)                               2.38%


ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                   Monthly
                           Delinquencies      ADCPB           Delinquencies
                           -------------      -----           -------------
      2 months prior             392,982       84,082,027             0.47%
      1 month prior              636,426       83,828,578             0.76%
      Current month              303,510       83,526,023             0.36%


                          Issuer Delinquency Trigger Ratio:           0.53%
                          Maximum Ratio Allowed:                      2.50%


EARLY AMORTIZATION EVENT

       (1) Is Subordinate Interest less than 8.86% of ADCPB?          No
                                                                 ------------

       (2) Has a Gross Charge-Off Event Occurred?                     No
                                                                 ------------

       (3) Has a Delinquency Event Occurred?                          No
                                                                 ------------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

        Aging/Delinquency Statistics

                                                    ADCPB             Total
                                                 -----------        ---------
        Current                                   79,200,960           94.82%
        31-60 Days Past Due                        2,960,907            3.54%
        61-90 Days Past Due                        1,060,646            1.27%
        91+ Days Past Due                            303,510            0.36%
                                                  ----------

        Total                                     83,526,023          100.00%

        Certificate Factors

        Class A Notes                              1.0000000
        Class B-1 Notes                            1.0000000
        Class B-2 Notes                            1.0000000


        Substitution Limits [Section 7]

        ADCPB as of Cut-Off Date               85,790,915.00
        Maximum Substitution (10% of Initial)   8,579,091.50
        Maximum Substitution for Defaulted
         Contracts (5% of Initial)              4,289,545.75

        Activities related to Collection
          Period Ended 1/1/97                   1,993,450.01
        Current month ADCPB Substituted           370,035.65
        Cumulative ADCPB Substituted            2,363,485.66

        Prior month Cumulative ADCPB
          Substituted for Defaulted Contracts        870,233
        Current month ADCPB Substituted
          Defaulted Contracts                        336,294
        Cumulative ADCPB Substituted for
          Defaulted Contracts                      1,206,527

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

--------------------------------------------------------------------------------

Beginning Account Balances                                                          309,836.60

Lockbox Account
Transfer of prior period Payments not yet transferred to Collection Account        (158,566.24)
Transfer of prior period Excluded Amounts not yet transferred                       (46,274.91)
Collections Received [5.02 (b)(d)]                                                2,488,893.50
Excluded Amounts [5.02 (d)][Definition]                                           1,022,481.99)
Collections on Deposit due Collection Account [5.02 (d)]                          1,376,061.65)

Ending Balance                                                                      195,345.31


Collection Account
  Beginning Balance @ 12/1/96                                                                                    1,297,139.90

  Activities Related To Collection Period Ended 12/1/96
  Add:  Servicer Advance                                                                                           931,359.79
  Add:  Payments due Collection Account from last 2 business days prior period                                     158,566.24
  Add:  Add'l transfers                                                                                                  0.00
  Add:  Amounts to Collection Acct from Security deposit account                                                         0.00
  Less: Total distributions on 11/11/96                                                                         (2,387,065.93)

  Activities Related To Collection Period Ended 1/1/97
  Aggregate Amount of Actual Payments [6.01 b (i)]                                                               1,534,627.89
  Add: Servicer Advances [5.03][6.01 b (ii)]                                                                             0.00
  Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                         0.00
  Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                                    0.00
  Add: Any Investment Earnings [6.01 b (v)]                                                                          4,771.57
  Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                              0.00
  Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                           0.00
  Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                                     0.00
  Add: Security Deposits Related to Prepayment                                                                           0.00
  Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                        0.00
  Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                                     0.00
  Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                                        0.00
  Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                          0.00

  Ending Balance @ 12/31/96 and 1/1/97                                                                           1,539,399.46

  Add: Servicer Advances to be deposited on Determination Date                                                   1,101,293.38
  Add: Payments due Collection Acct from last  2 business days                                                      80,910.39
  Add: Payments not yet transferred to the Collection Account                                                            0.00
  Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                              0.00

  Adjusted Collection Account Balance                                                                            2,721,603.23

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97


Security Deposit Account
  Beginning  Balance                                                              130,080.24
  Add: Balance deposited on closing date                                                0.00
  Add: Security Deposits [6.02 b]                                                       0.00
  Less: Amounts to Collection Account [6.02 c]                                          0.00
  Add:  Investment Earnings                                                           581.48
                                                                                      ------

  Ending Balance @ 12/31/96                                                       130,661.72

  Less: Amounts to Collection Account [6.02 c]                                          0.00

  Adjusted Security Deposit  Account Balance                                      130,661.72


New Transferred Property Funding Account

Beginning Balance                                                                                                0.00
Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                     0.00
Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                    0.00
Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                    0.00
                                                                                                                 ----

Ending Balance @ 12/31/96                                                                                        0.00

Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]               962,667.53

Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]             (962,667.53)
                                                                                                         ------------

Adjusted New Transferred Property Funding Account Balance                                                        0.00

--------------------------------------------------------------------------------
FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

Available Amount To Certificate Holders                                                                2,721,603.23

Disbursements From Collection Account (Prior To Initial Amortization Date]

  (i)      Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                           0.00

  (ii)     Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]                       0.00

  (iii)    Aggregate of: [6.06 b (iii)]
           (A) Unreimbursed Servicer Advances from current collection period                                   0.00
           (B) Unreimbursed Servicer Advances from prior collection period                                     0.00
           (C) Servicing Charges inadvertently deposited in Collection Account                                 0.00

  (iv)     Current and unpaid Servicing Fees                                                              35,747.78

  (v)      Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                           929.44

  (vi)     Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                            15,371.00

  (vii)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                             291.67

  (viii)   Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]                      421,161.90

  (ix)     Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (viii)]                  21,819.49

  (x)      Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]                    23,363.73

  (xi)     Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (x)]                  0.00

  (xii)    Any amounts due Servicer under 9.03 [6.06 b (xi)]                                                   0.00

  (xiii)   To the Servicer Security Deposit Refund under 6.02C                                                 0.00

  (xiv)    To the depositor the lesser of Base Principal Amount or ADCPB new Contracts                   962,520.12
           transferred to the Trust, [6.06 b (xii)]

           If less than the Base Principal Amount, the remainder to the New Transferred Property               0.00
           Funding Account [6.06 b (xii)]

  (xv)     To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                1,240,398.11

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-1
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

Disbursements From Collection Account (On and After Initial Amortization Date)

 (i)     Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 c (i)]                                0.00

 (ii)    Indemnity payments paid inadvertently dep in Collection Account [6.06 c (ii)]                            0.00

 (iii)   Aggregate of: [6.06 c (iii)]
         (A) Unreimbursed Servicer Advances from prior periods                                                    0.00
         (B) Servicer Fee and unpaid Servicer Fee                                                                 0.00
         (C) Servicing Charges inadvertently deposited in Collection Account                                      0.00

 (iv)    Current and unpaid Back-up Servicing Fees [6.06 c (iv)]                                                  0.00

 (v)     Premium Amount due on Payment Date and unpaid Premiums [6.06 c (v)]                                      0.00

 (vi)    Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 c (vi)]                                    0.00

 (vii)   Class A Certificate Interest and Overdue Class A Interest [6.06 c (vii)]                                 0.00

 (viii)  Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 c (viii)]                            0.00

 (ix)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 c (ix)]                              0.00

 (x)     Class A Base  Principal Distribution Amount and Overdue Class A Principal [6.06 c (x)]                   0.00

 (xi)    Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (xi)]                      0.00

 (xii)   Class B-1 Base  Principal Distribution Amount and Overdue Class B-1 Principal [6.06 c (xii)]             0.00
         provided no restricting event exists

 (xiii)  Class B-2 Base  Principal Distribution Amount and Overdue Class B-2 Principal [6.06 c (xiii)]            0.00
         provided no restricting event or issuer restricting event exists

 (xiv)   Any amounts due Servicer under 9.03 [6.06 b (xiv)]                                                       0.00

 (xv)    Prepayments optionally transferred to collection account and disbursed in                                0.00
         consideration of the transfer of New Transferred Property not in excess of
         $5,000,000 [6.06 c (xv)]

 (xvi)   To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]                             0.00

REVIEWED BY:

-------------------------------------------------
SANDY B. HO
CHIEF FINANCIAL OFFICER

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

ADCPB BALANCE
Prior Month ADCPB                                                         72,024,491.37
Initial ADCPB                                                             72,024,443.60
Current Month ADCPB (Before addition of New Property)                     71,659,253.87
Base Principal Amount (Prior - Current)                                      365,237.50
Add:  ADCPB of New Transferred Property                                      365,287.11
Ending ADCPB (Current + ADCPB of New Property)                            72,024,540.98

CLASS A INTEREST SCHEDULE

     Prior Month Class A Principal Balance                                63,381,510.00
     Class A Certificate Rate                                                      6.29%
     One twelfth of Class A Certificate Rate                                       0.52%
     Class A Certificate Interest                                            332,224.75
     Prior Month Class A Overdue Interest                                          0.00

     Class A Interest Due                                                    332,224.75
     Class A Interest Paid                                                         0.00

     Current Month Class A Overdue Interest                                  332,224.75

CLASS A PRINCIPAL SCHEDULE

     Prior Month Class A Principal Balance                                63,381,510.00
     Class A Percentage                                                           88.00%
     Base Principal Amount                                                   365,237.50
     Class A Base Principal Distribution Amount                                    0.00
     Prior Month Class A Overdue Principal                                         0.00
     Total A Note Principal Due                                                    0.00

     Class A Principal Paid                                                        0.00

     Class A Overdue Principal                                                     0.00
                                                                       ----------------

     Current Month Class A Principal Balance                              63,381,510.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

CLASS B-1 INTEREST SCHEDULE

     Prior Month Class B-1 Principal Balance                               2,160,733.00
     Class B-1 Certificate Rate                                                    7.01%
     One twelfth of Class B-1 Certificate Rate                                     0.58%
     Class B-1 Certificate Interest                                           12,622.28
     Prior Month Class B-1 Overdue Interest                                        0.00

     Class B-1 Interest Due                                                   12,622.28
     Class B-1 Interest Paid                                                  12,622.28

     Current Month Class B-1 Overdue Interest                                      0.00

CLASS B-1 PRINCIPAL SCHEDULE

     Prior Month Class B-1 Principal Balance                               2,160,733.00
     Class B-1 Percentage                                                          3.00%
     Base Principal Amount                                                   365,237.50
     Class B-1 Base Principal Distribution Amount                                  0.00
     Prior Month B-1 Overdue Principal                                             0.00
     Total B-1 Note Principal Due                                                  0.00
                                                                                   ----

     Class B-1 Principal Paid                                                      0.00


     Class B-1 Overdue Principal                                                   0.00

     Current Month Class B-1 Principal Balance                             2,160,733.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

CLASS B-2 INTEREST SCHEDULE

     Prior Month Class B-2 Principal Balance                               1,800,611.00
     Class B-2 Certificate Rate                                                    8.22%
     One twelfth of Class B-2 Certificate Rate                                     0.69%
     Class B-2 Certificate Interest                                           12,334.19
     Prior Month Class B-2 Overdue Interest                                        0.00

     Class B-2 Interest Due                                                   12,334.19
     Class B-2 Interest Paid                                                  12,334.19

     Current Month Class B-2 Overdue Interest                                      0.00

CLASS B-2 PRINCIPAL SCHEDULE

     Prior Month Class B-2 Principal Balance                               1,800,611.00
     Class B-2 Percentage                                                          2.50%
     Base Principal Amount                                                   365,237.50
     Class B-2 Base Principal Distribution Amount                                  0.00
     Prior Month B-1 Overdue Principal                                             0.00
     Total B-1 Note Principal Due                                                  0.00

     Class B-2 Principal Paid                                                      0.00

     Class B-2 Overdue Principal                                                   0.00

     Current Month Class B-2 Principal Balance                             1,800,611.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

SERVICING FEE SCHEDULE

     Prior Month ADCPB                                   72,024,491
     Servicer Fee Rate                                       0.5000%
     One-twelfth                                             0.0417%
     Servicer Fee                                         30,010.20

     Prior Servicer Fee Arrearage                              0.00
     Servicer Fee Due                                     30,010.20

     Servicer Fee Paid                                    30,010.20

     Current Servicing Fee Arrearage                           0.00

BACK-UP SERVICING FEE SCHEDULE

     Prior Month ADCPB                                   72,024,491
     Back-Up Servicer Fee Rate                               0.0200%
     One-twelfth                                             0.0017%
     Back-up Servicer Fee                                  1,200.41

     Prior Back-Up Servicer Fee Arrearage                      0.00
     Total Back-Up Servicer Fee Due                        1,200.41

     Back-Up Servicer Fee Paid                             1,200.41

     Current Back-Up Servicing Fee Arrearage                   0.00


TRUSTEE FEE SCHEDULE

     Trustee Fee                                             291.67
     Trustee Fee Rate                                        0.0100%

     Prior Trustee Fee Arrearage                               0.00
     Total Trustee Fee Due                                   291.67

     Trustee Fee Paid                                        291.67

     Current Trustee Fee Arrearage                             0.00


CERTIFICATE PREMIUM SCHEDULE

     Initial Class A Balance                          63,381,510.00
     Premium Rate                                            0.0200%
     Prior Premium Arrearage                                   0.00
     Premium Amount Due                                   12,676.00

     Premium Amount Paid                                  12,676.00

     Current Premium Arrearage                                 0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

Early Amortization Events

 (a) Default in the payment to the Class A Certificateholders or the Class B Certificateholders of any interest or principal due hereunder in accordance with the provisions of Section 6.06 when such payment becomes due and payable and continuance of such default for a period of five business days; or [10.01 (a)]

 (b) Default in the performance, or breach, of any covenant or agreement of the Depositor in this Agreement (other than a covenant or agreement a default in whose performance or whose breach is elsewhere in this section
     10.01 specifically dealt with), and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Service, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of default" hereunder, or it, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (b)]

 (c) Any proceeding shall be instituted against the Depositor (or, if the Depositor is actively contesting the merits thereof, such proceeding is not dismissed within 90 days) seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief or composition of it or any of its Indebtedness under any law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its property, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its property) shall occur; or [10.01 (c)]

 (d) The commencement by the Depositor of a voluntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Depositor in an involuntary case or proceeding under any applicable Federal or state bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or to the consent by it to the filing of such petition or to the appointment or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the making by it of an admission by it in writing of its inability to pay its Debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action; or [10.01 (d)]

 (e) Judgments or orders in respect of money (other than such judgments or orders in respect of which adequate insurance is maintained for the payment thereof) against the Depositor shall remain unpaid, unstayed on appeal, undischarged, unbonded or undismissed for a period of 30 days or more; or [10.01 (e)]

 (f) There is a material breach of any of the representations and warranties of the Depositor set forth in Section 3.01 (a) and continuance of such default or breach for a period of 30 days after there has been given, by registered or certified mail, to the Depositor by the Servicer, the Certificate Insurer or the Trustee, or to the Depositor, the Certificate Insurer and the Trustee by the Certificateholders of at least 50% in aggregate principal amount of the outstanding Class A Certificates a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, or if, in any such case, the Depositor have consented in writing that any such event shall be an Early Amortization Event; or [10.01 (f)]

 (g) The Trust Certificate Percentage Interest is less than the Subordinated Amount; or [10,01 (g)]

 (h) A Gross Charge-Off Event has occurred and is continuing; or [10.01 (h)]

 (i) A Delinquency Trigger Event has occurred and is continuing; or

 (j) An Event of Servicing Termination has been declared; or [10.01 (j)]

 (k) The Certificate Insurer has made an insured Payment under the policy. [10.01 (k)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

RESTRICTING EVENT CALCULATIONS

   (a)  Event of Servicer Termination (Yes/No)                      No
                                                                ---------

   (b)  Certificate Insurer makes an Insured Payment                No
                                                                ---------

   (a)  Gross Charge-Off Event (Yes/No)                             No
                                                                ---------

   (b)  Delinquency Trigger Event                                   No
                                                                ---------

EVENTS OF SERVICER TERMINATION

(i) Any failure by the Servicer to make any payment, deposit, transfer or delivery required to be made hereunder (other than with respect to the Monthly Servicer Report, as to which the remedy is set forth in section
       11.01 (a) (ii) hereof) on the date of such payment, deposit, transfer or delivery is required to be made; [11.01 (a)(i)]

(ii)   Any failure by the Servicer to submit a Monthly Statement pursuant to
       Section 6.07 hereof that continues unremedied for a period of three business days after the earlier of the date upon which (A) the Certificate Insurer or a Certificateholder provides written notification to the Servicer of such failure or (B) the Depositor becomes aware that the Certificate Insurer and the Certificateholders have not received a copy of the Monthly Report in accordance with the provisions hereof (provided that the Servicer shall be granted a two business day grace period on not more than one occasion during each Collection Period); [11.01 (a)(ii)]

(iii) Any failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in the Certificates or in this agreement, as in the case may be, or any breach of representation or warranty of the Servicer set forth in
       Section 3.02 of this Agreement, which failure or breach (A) materially and adversely affects the rights of the Trustee, Certificateholders, the Certificate Insurer or the Depositor and (B) continues unremedied for a period of 30 days after the earlier to occur of (x) the date on which written notice of such failure or breach, requiring the situation giving rise to such failure or breach to be remedied, shall have been given to a Servicing Officer of the Servicer or a Responsible Officer of the Trustee by the Depositor or any Holder of Certificates or (y) the date on which any Servicing Officer or Responsible Officer of the Trustee first knows, or reasonably should have known, of such failure or breach; [11.01
       (a)(iii)]

(iv) The Servicer shall consent to the appointment on a custodian, receiver, trustee or liquidator (or other similar official) of itself, or of a substantial part of its property, or shall admit in writing its inability to pay its debts generally as they come due, a court of competent jurisdiction shall determine that the Servicer is generally not paying its debts as they come due or the Servicer shall make a general assignment for the benefit of creditors; [11.01 (a)(iv)]

(v) The Servicer shall file a voluntary petition in bankruptcy or a voluntary petition or an answer seeking reorganization in a proceeding under any bankruptcy laws (as now defined hereafter in effect) or an answer admitting the material allegation of a petition filed against the Servicer shall, by voluntary petition, answer or consent, seek relief under the bankruptcy or other similar law providing for the reorganization or winding up of debtors, or providing for an agreement, composition, extension or adjustment with its creditors; [11.01 (a)(v)]

(vi) An order, judgment or decree in excess of [$500,000] shall be entered in any proceeding by any court of competent jurisdiction appointing, without the consent (express or legally implied) of the Servicer, a custodian, receiver, trustee or liquidator (or other similar official) of the Servicer, or any substantial part of its property, or sequestering any substantial part of its property, and any such order, judgment or decree or appointment or sequestration shall remain in force undismissed, unstayed or unvacated for a period of [90] days after the date of entry thereof; [11.01 (a)(vi)]

(vii) A petition against the Servicer in a proceeding under applicable bankruptcy laws or their insolvency laws, as now or hereafter in effect, shall be filed and shall not be stayed, withdrawn or dismissed within 60 days thereafter, or if, under the provisions of any of any law providing for reorganization or winding up of debtors which may apply to the Servicer, or any substantial part of its property, and such jurisdiction, custody or control shall remain in force unrelinquished, unstayed or unterminated for a period of 60 days; [11.01 (a)(vii)]

(viii) Any assignment by the Servicer to a delegate of its duties or rights hereunder, except as specifically permitted hereunder, or any attempt to make such an assignment; or [11.01 (a)(viii)]

(ix) For so long as the Servicer is First Sierra, its Total Capital is less than $9 million. [11.01 (a)(ix)]

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97


GROSS CHARGE-OFFS (>=160 AND ACCOUNTS BOUGHT BACK BY SOURCE)

                             GROSS                             GROSS                         MONTHLY
                            DEFAULTS    RECOVERIES          CHARGE-OFFS      ADCPB         CHARGE-OFFS
                            --------    ----------          -----------      -----         -----------
           2 months prior          0             0                    0             0            0.00%
           1 month prior           0             0                    0    70,488,682            0.00%
           Current                 0             0                    0    70,642,634            0.00%


                           Gross Charge-Off Ratio:                                               0.00%
                           Maximum Charge-Off Ratio:                                             2.50%


30+ DELINQUENCIES
                                                                          MONTHLY
                              DELINQUENCIES       ADCPB                 DELINQUENCIES
                              -------------       -----                 -------------
           2 months prior                0               0                   0.00%
           1 month prior         2,591,745      70,488,682                   3.68%
           Current month         2,491,482      70,642,634                   3.53%

                           Delinquency Ratio:                                2.40%
                           Maximum Delinquency Ratio:                        7.00%

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97
ISSUER RESTRICTING EVENT CALCULATIONS

      (a)  Gross Defaults (>=180)                           No
                                                        ------------

      (b)  Issuer Delinquency Trigger Ratio                 No
                                                        ------------


GROSS DEFAULTS (>=180)

                                                                     MONTHLY
                           GROSS DEFAULTS     ADCPB                CHARGE-OFFS
                           --------------     -----                ----------
           Current                     0      70,642,634                0.00%


                 i A       Subordinated Percentage                      9.00%
                   B       WAL of Remaining Leases                      2.16
                ii         Two
                           Ratio (i/ii)                                 2.09%

ISSUER DELINQUENCY TRIGGER RATIO (90+ DAYS)

                                                                    MONTHLY
                              DELINQUENCIES       ADCPB           DELINQUENCIES
                              -------------       -----           -------------
           2 months prior                0               0              0.00%
           1 month prior            74,024      70,488,682              0.11%
           Current month           251,380      70,642,634              0.36%


                   Issuer Delinquency Trigger Ratio:                    0.15%
                   Maximum Ratio Allowed:                               2.50%

EARLY AMORTIZATION EVENT

      (1)  Is Subordinate Interest less than 8.86% of ADCPB?        No
                                                                -----------

      (2)  Has a Gross Charge-Off Event Occurred?                   No
                                                                -----------

      (3)  Has a Delinquency Event Occurred?                        No
                                                                -----------

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97


        AGING/DELINQUENCY STATISTICS
                                                                                              % of
                                                                             ADCPB            Total
                                                                             -----            -----
        Current                                                            68,151,152         96.47%
        31-60 Days Past Due                                                 1,746,807          2.47%
        61-90 Days Past Due                                                   493,295          0.70%
        91+ Days Past Due                                                     251,380          0.36%
                                                                             --------

        Total                                                              70,642,634        100.00%


        CERTIFICATE FACTORS

        Class A Notes                                                       1.0000000
        Class B-1 Notes                                                     1.0000000
        Class B-2 Notes                                                     1.0000000


        SUBSTITUTION LIMITS [SECTION 7]

        ADCPB as of Cut-Off Date                                        72,024,443.60
        Maximum Substitution (10% of Initial)                            7,202,444.36
        Maximum Substitution for Defaulted Contracts (5% of Initial)     3,601,222.18

        Prior month Cumulative ADCPB Substituted                            85,962.49
        Current month ADCPB Substituted                                    142,894.81
        Cumulative ADCPB Substituted                                       228,857.30

        Prior month Cumulative ADCPB Substituted for Defaulted Contracts         0.00
        Current month ADCPB Substituted Defaulted Contracts                      0.00
        Cumulative ADCPB Substituted for Defaulted Contracts                     0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

--------------------------------------------------------------------------------

BEGINNING ACCOUNT BALANCES                                                                 134,853.40

LOCKBOX ACCOUNT
     Transfer of prior period Payments not yet transferred to Collection Account          (113,798.38)
     Transfer of prior period Excluded Amounts not yet transferred                         (32,226.03)
     Collections Received [5.02 (b)(d)]                                                  2,103,116.17
     Excluded Amounts [5.02 (d)][Definition]                                            (1,123,843.22)
     Collections on Deposit due Collection Account [5.02 (d)]                             (813,146.91)

     Ending Balance @ 1/1/97                                                               154,955.03

COLLECTION ACCOUNT
     BEGINNING BALANCE @ 12/1/96                                                                              841,178.47

     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 12/1/96
     Add:  Servicer Advance                                                                                 1,227,529.31
     Add:  Payments due Collection Account from last 2 business days prior period                             113,798.38
     Add:  Payments due Collection Account from  prior period                                                       0.00
     Add:  Add'l transfers                                                                                          0.00
     Add:  Amounts to Collection Acct from Security deposit account                                                 0.00
     Less: Total distributions on 12/10/96                                                                 (2,182,506.16)
     ACTIVITIES RELATED TO COLLECTION PERIOD ENDED 1/1/97
     Aggregate Amount of Actual Payments [6.01 b (i)]                                                         926,945.29
     Add: Servicer Advances [5.03][6.01 b (ii)]                                                                     0.00
     Add: Sch. Payments, Final Payments or Purchase Option from Sec. Deposit Account [6.01 b (iii)]                 0.00
     Add: Reconveyance Amounts by Servicer [6.01 b (iv)]                                                            0.00
     Add: Any Investment Earnings [6.01 b (v)]                                                                  3,101.01
     Add: Deposits from New Transferred Property Funding Account [6.01 b (vi)]                                      0.00
     Add: Amount Payable to Class A Certificateholders under 6.04 d [6.01 b(vii)]                                   0.00
     Add: Advance Payments Due and Owing for Collection Period [6.01 c]                                             0.00
     Add: Security Deposits Related to Prepayment                                                                   0.00
     Add: Offset Amount as Provided by 5.12 [6.01 c]                                                                0.00
     Less: Amounts transferred to the New Transferred Property Funding Account [6.01 d]                             0.00
     Less: Amounts Servicer Advanced but deems uncollectible [6.01 d]                                                0.00
     Less: Payments due Collection Acct. from last 2 business days in calendar mo.                                  0.00

     Ending Balance @ 12/31/96 and 1/1/97                                                                     930,046.30

     Add: Servicer Advances to be deposited on Determination Date                                           1,047,235.46
     Add: Payments due Collection Acct from last  2 business days                                             114,016.95
     Add: Payments not yet transferred to the Collection Account                                                    0.00
     Add: Amounts to Collection Account from Security Deposit Account [6.02 c]                                      0.00

     Adjusted Collection Account Balance                                                                    2,091,298.71

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

SECURITY DEPOSIT ACCOUNT

     Beginning  Balance                                                                     0.00
     Add: Balance deposited on closing date                                                 0.00
     Add: Security Deposits [6.02 b]                                                        0.00
     Less: Amounts to Collection Account [6.02 c]                                           0.00
     Add: Investment Earnings                                                               0.00
                                                                                            ----

     Ending Balance @ 12/31/96                                                              0.00

     Less: Amounts to Collection Account [6.02 c]                                           0.00

     Adjusted Security Deposit  Account Balance                                             0.00

NEW TRANSFERRED PROPERTY FUNDING ACCOUNT

     BEGINNING BALANCE                                                                                             0.00
     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]                  0.00
     Add: Amount Transferred to New Transferred Property Funding Account [6.05 ii]                                 0.00
     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]                 0.00
                                                                                                                   ----

     Ending Balance @ 12/31/96                                                                                     0.00

     Add: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 i 1]            365,287.11

     Less: Amount Transferred from Collection Account in consid. of New Trans. Property [6.05 iii]          (365,287.11)
                                                                                                           ------------

     Adjusted New Transferred Property Funding Account Balance                                                     0.00

FIRST SIERRA EQUIPMENT LEASE TRUST 1996-2
--------------------------------------------------------------------------------
FIRST SIERRA RECEIVABLES INC.
MONTHLY SERVICER CERTIFICATE
FOR THE COLLECTION PERIOD ENDING 1/1/97

AVAILABLE AMOUNT TO CERTIFICATE HOLDERS                                                              2,091,298.71


DISBURSEMENTS FROM COLLECTION ACCOUNT (PRIOR TO INITIAL AMORTIZATION DATE]

     (i)    Initial Unpaid Amts inadvertently dep. in Collection Account [6.06 b (i)]                        0.00

     (ii)   Indemnity payments paid inadvertently dep in Collection Account [6.06 b (ii)]                    0.00

     (iii)  Aggregate of: [6.06 b (iii)]
            (A)                Unreimbursed Servicer Advances from current collection period                 0.00
            (B)                Unreimbursed Servicer Advances from prior collection period                   0.00
            (C)                Servicing Charges inadvertently deposited in Collection Account               0.00

     (iv)   Current and unpaid Servicing Fees                                                           30,010.20

     (v)    Current and unpaid Back-up Servicing Fees [6.06 b (iv)]                                      1,200.41

     (vi)   Premium Amount due on Payment Date and unpaid Premiums [6.06 b (v)]                         12,676.00

     (vii)  Trustee Fee due on Payment Date and unpaid Trustee Fees [6.06 b (vi)]                          291.67

     (viii) Class A Certificate Interest and Overdue Class A Interest [6.06 b (vii)]                   332,224.75

     (ix)   Class B-1 Certificate Interest and Overdue Class B-1 Interest [6.06 b (viii)]               12,622.28

     (x)    Class B-2 Certificate Interest and Overdue Class B-2 Interest [6.06 b (ix)]                 12,334.19

     (xi)   Certificate Insurer Reimbursement Amount, if any, due on Payment Date [6.06 b (x)]               0.00

     (xii)  Any amounts due Servicer under 9.03 [6.06 b (xi)]                                                0.00

     (xiii) To the Servicer Security Deposit Refund under 6.02C                                              0.00

     (ix)   To the depositor the lesser of Base Principal Amount or ADCPB new Contracts                365,237.50
            transferred to the Trust, [6.06 b (xii)]

            If less than the Base Principal Amount, the remainder to the New Transferred Property            0.00
            Funding Account [6.06 b (xii)]

     (x)    To the Holder of the Trust Certificate any remaining amounts [6.06 b (xiii)]             1,324,701.71


     REVIEWED BY:


     -----------------------------------
     CRAIG M. SPENCER
     CHIEF ACCOUNTING OFFICER